Exhibit 10.68

If: 2014083633 BK: 18349         PG: 945, 03/25/2014 at 04:49 PM, RECORDING 4 PAGES

$35.50         M DOC STAMP COLLECTION: $90599.60 KEN BURKE, CLERK OF COURT AND COMPTROLLER PINELLAS COUNTY, FL BY DEPUTY CLERK: CLKDU10

PREPARED BY:

Stephen F. Katz, Esq.

Greenberg Traurig, P.A.

40 l East Las Olas Boulevard Suite 2000

Fort Lauderdale, Florida 33301

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as the 21st day of March, 2014 by and between GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender") and BR CARROLL LANSBROOK, LLC, a Delaware limited liabi1ity company ("Borrower").

RECITALS

A.           Lender is now the owner and holder of that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing dated September 28, 2012 (the "Mortgage") made by Waterton Lansbrook Venture, L.L.C. (the "Original Borrower"), in favor of Bank of America, N.A. The Mortgage was recorded in Official Records Book 17747, Page 111, as amended by that certain Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement recorded in Official Records Book 18055, Page 262 and by that certain Second Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement recorded in Official Records Book 18275, Page 1005, all of the Public Records of Pinellas County, Florida.

B.           The Mortgage secures a promissory note in the original principal amount of $34,000,000.00 (the "Original Indebtedness"), the outstanding balance under which is $25,885,543.15 (the “Indebtedness”).

C.           In connection with the Borrower's acquisition of the property secured by the Mortgage, Borrower has agreed to assume the Indebtedness.

       NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby

DOCUMENTARY STAMP TAX ON THE INDEBTEDNESS IN THE AMOUNT $90,599.60 IS BEING PAID UPON RECORDATION OF THIS AGREEMENT.

acknowledged, the undersigned hereby agrees as follows:

1.          Borrower hereby assumes the Indebtedness and all of the other obligations of the Original Borrower under the Mortgage (if and to the extent the same accrues from and after the date hereof), subject to the modifications to the Mortgage set forth in that certain Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith ("Amended Mortgage") to be entered into by Borrower.

2.

3.          Except as set forth herein and in the Amended Mortgage, all the terms and conditions of the Mortgage shall remain in full force and effect and shall not be modified hereby.

4.          Each of Lender and Borrower, on behalf of itself and its respective successors, assignees, predecessors, heirs, administrators, executors, personal representatives, agents, consultants and grantees (collectively with Lender and Borrower, the "Releasing Parties"), hereby waive, remise, release and forever discharge Original Borrower, Waterton Venture XI Holdings, LL.C., a Delaware limited liability company ("WV"), and each of their respective successors, assignees, predecessors, managers, members, investors, directors, officers, employees, agents, consultants, affiliates, trustees, and personal and legal representatives (collectively with Original Borrower and V./V, the "Original Borrower Released Parties") from any and all obligations, claims, actions, suits, causes of action, complaints, grievances, allegations, promises, damages, expenses, liabilities, controversies, accounts and demands of whatever kind, nature or description, known or unknown, direct or indirect, in contract or in tort, at law or in equity, whether arising by statute, common law or 0¢.erwise (collectively, “Claims”), which the Releasing Parties had, may have had or may now have, of any type or nature, if any, that arise out of or are in any way related to any indebtedness owed by any of the Original Borrower Released Parties pursuant to the Note, the Mortgage, the amendments to the Mortgage described above, and any other documents evidencing, securing or guaranteeing the Original Indebtedness.

5.          In consideration of Original Borrower and WV cooperating with Borrower in regard to the assignment of the Original Indebtedness to Lender, except for any defaults under the Original Indebtedness, if any, for which either Original Borrower or WV have received written notice from Bank of America, N.A. prior to the date of this Agreement, Borrower hereby agrees to defend, indemnify and hold harmless each of the Original Borrower Release Parties from and against any all Claims asserted against or incurred by any one or more of the Original Borrower Release Parties that arise out of or are in any way related to this Agreement, the assignment of the Original Indebtedness to Lender, and/or any indebtedness owed by any of the Original Borrower Released Parties pursuant to the Note, the Mortgage, the amendments to the Mortgage described above, or any other documents evidencing, securing or guaranteeing the Original Indebtedness.

IN WITNESS WHEREOF. the undersigned has executed this Agreement as of the day and year first above written.

LENDER:

GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation

By:	/s/ Curtis L. Wunschel
Name: Curtis L. Wunschel
Title: Authorized Signatory

STATE OF TEXAS	)
)ss.:
COUNTY OF DALLAS	)

This instrument was acknowledged before me this 20th day of March, 2014 by Curtis L. Wunschel, as Authorized Signatory of General Electric Capital Corporation, a Delaware corporation who executed the foregoing instrument on behalf of said entity for the purposes therein expressed. He personally appeared before me and is personally known to me.

Notary Public, State of	Texas
Print Name:	Marsha Chandler
My Commission Expires:	3/24/2017

MARSHA CHANDLER

Notary Public, State of Texas

My Commission Expires

March 24, 2017

/s/ Marsha Chandler

Signature Page to Assumption Agreement

BORROWER:

BR CARROLL LANSBROOK, LLC. a Delaware
limited liability company

By:	/s/ Jordan Ruddy
Name: Jordan Ruddy
Title: Chief Executive Officer

STATE OF New York	)
)ss.:
COUNTY OF New York	)

This instrument was acknowledged before me this 18 day of March, 2014 by Jordan Ruddy, as Chief Executive Officer of BR Carroll Lansbrook, LLC, a Delaware limited liability company who executed the foregoing instrument on behalf of said entity for the purposes therein expressed. He personally appeared before me, is personally known to me or produced Driver’s License as identification.

Notary Public, State of	New York
Print Name:	Mark Faham
My Commission Expires:	11/17/2015

[SEAL]

MARK FAHAM
Notary Public, State of New York
No. 01FA6101480
Qualified in Kings County
Commission Expires November 17, 2015

Signature Page to Assumption Agreement